Other Assets	12 Months Ended
Dec. 31, 2017
Other Assets
8.	Other Assets

The following table provides the detail of our other assets.

(Dollars in millions)	December 31, 2017	December 31, 2016
Accrued interest receivable, net	$1,965	$1,663
Benefit and insurance-related investments	481	488
Derivatives at fair value	438	534
Income tax asset, net current and deferred	380	725
Fixed assets, net	156	160
Accounts receivable	108	95
Other loans, net	59	148
Other	438	380
Total	$4,025	$4,193